UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) :  January 6, 2006

Commission File No. 1-10403

TEPPCO Partners, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	76-0291058
(State of Incorporation	(I.R.S. Employer
or Organization)	Identification Number)

2929 Allen Parkway

P.O. Box 2521

Houston, Texas 77252-2521

(Address of principal executive offices, including zip code)

(713) 759-3636

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 6, 2006, DFI GP Holdings L.P., the sole member of Texas Eastern Products Pipeline Company, LLC (the “Company”), appointed a new director to the Board of Directors of the Company, which is the general partner of TEPPCO Partners, L.P.  Richard S. Snell, age 63, has been appointed an independent director of the Board of Directors and will serve as a member of its Audit and Conflicts Committee.  Mr. Snell was an attorney with the Snell & Smith, P.C. law firm in Houston, Texas, from the founding of the firm in 1993 until May 2000.  Since May 2000, he has been a partner with the firm of Thompson & Knight LLP in Houston, Texas, and is a certified public accountant.  Mr. Snell has been a director of Enterprise Products GP, LLC, the general partner of Enterprise Products Partners L.P. since June 2000.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEPPCO Partners, L.P.
(Registrant)

	By:	Texas Eastern Products Pipeline Company, LLC
General Partner

Date: January 10, 2006		/s/ TRACY E. OHMART
Tracy E. Ohmart
Chief Financial Officer